UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 13, 2026

Seer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(Address of principal executive offices, including zip code)

650-453-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 13, 2026, Seer, Inc. (the “Company”) entered into Amendment No. 1 to Tax Benefit Preservation Plan (the “Amendment”), which amends the Tax Benefit Preservation Plan, dated as of February 26, 2026 (the “Plan”), between the Company and Computershare Trust Company, N.A., as rights agent.

The Amendment clarifies the definition of “Beneficial Ownership” and its interaction with Treasury Regulation § 1.382-3(a)(1).

On March 3, 2026, a purported stockholder of the Company filed an amended complaint in the Delaware Court of Chancery against the Company and the members of the Board of Directors in the action captioned Taylor v. Farokhzad, C.A. No. 2025-1232- PAF (such action, the “Delaware Action”). The amended complaint challenged certain aspects of the definition of “Beneficial Ownership” in the Plan and asserted that the Plan’s definition of “Beneficial Ownership” could be triggered by an agreement, arrangement, or understanding that would not be considered a change in “economic ownership” under Section 382 of the Internal Revenue Code. The Company believes that the allegations in the Amended Complaint are without merit. Solely to avoid the cost of litigation, the Company agreed to amend the Plan to moot the allegations in the Delaware Action. In connection with dismissal of the Delaware Action as moot, the Company has agreed to pay plaintiff’s counsel a mootness fee of $250,000. This payment would fully satisfy any claims by plaintiff or plaintiff’s counsel for attorneys’ fees, costs, and expenses associated with the Delaware Action.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description	Form	File No.	Exhibit	Filing Date

4.1	Amendment No. 1 to Tax Benefit Preservation Plan, dated as of March 13, 2026, by and between Seer, Inc. and Computershare Trust Company, N.A., as rights agent.				*

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: March 16, 2026	By:	/s/ David Horn
David Horn
President and Chief Financial Officer